SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 31, 2003


                   FORD CREDIT AUTO OWNER TRUST Series 2003-A


              (Ford Credit Auto Receivables Two LLC - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       333-54664             38-3574956
--------                       ---------             ----------
(State or other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



One American Road, Dearborn, Michigan            48126
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(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 2003-A for the Collection Period ended August 31, 2003, is attached hereto as Exhibit 19 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of Filing

-----------          ------------                            ----------------
Exhibit 19          Ford Credit Auto Owner                   Filed with
                    Trust Series 2003-A                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    August 31, 2003.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two LLC
                                                (Registrant)


Date: September 15, 2003      By:/s/S. W. Murphy
                                    ---------------------------------
                                    Assistant Secretary

                                  EXHIBIT INDEX

Designation                 Description

-----------                 -----------
Exhibit 19          Ford Credit Auto Owner
                    Trust Series 2003-A
                    Servicing Report for the
                    Collection Period ended
                    August 31, 2003.